UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2013

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1400 Civic Place, Suite 250

Southlake, Texas 76092

(Address of principal executive office) (Zip Code)

(817) 488-7775

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 28, 2013, Rick Shearer and Robert Lane, Chief Executive Officer and Chief Financial Officer, respectively, of the general partner of Emerge Energy Services LP (the “Partnership”), made a presentation to certain financial institutions in connection with an event at the New York Stock Exchange. During the course of that presentation, Messrs. Shearer and Lane provided certain information about the Partnership that they mistakenly believed already had been made public. In particular, Messrs. Shearer and Lane discussed management’s belief that the previously disclosed strategies of the Partnership to increase revenues and lower costs could eventually result in an increase in distributable cash flow to $4.00 per unit annually. They also stated that management believes that current market prices for spot sales of 20/40 frac sand product may be stabilizing at around $56 to $60 per ton. Messrs. Shearer and Lane further expressed their belief that because of increasing upward demand pressures on product prices and additional customer contracts, the Partnership may not be able to extend the temporary preferred prices it currently offers to one of its largest customers beyond October 2013.

Cautionary Statement

Certain statements and information in this Current Report Form 8-K may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with SEC, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosures made during the August 28, 2013 presentation. The information under this Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other documents filed by the Partnership under the Securities Act of 1933, unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: August 29, 2013	By:	/s/ Rick Shearer
		Name:	Rick Shearer
		Title:	Chief Executive Officer